Exhibit 10.2

AMENDMENT NO. 8 TO BUSINESS LOAN AGREEMENT

This AMENDMENT NO. 8 TO BUSINESS LOAN AGREEMENT, dated as of January 28, 2016 (this “Amendment”), is between Bank of America, N.A. (the “Bank”) and Calavo Growers, Inc., a California corporation (the “Borrower”).

RECITALS

A. The Bank and the Borrower entered into a certain Business Loan Agreement, dated as of October 15, 2007 (together with that certain (i) First Amendment Agreement, dated as of August 28, 2008, between the Borrower and the Bank, (ii) Amendment No. 2 to Loan Agreement, dated as of July 31, 2009, between the Borrower and the Bank, (iii) Amendment No. 3 to Loan Agreement, dated as of February 9, 2010, between the Borrower and the Bank, (iv) Amendment No. 4 to Loan Agreement, dated as of September 30, 2011, (v) Amendment No. 5 to Loan Agreement, dated as of May 30, 2013, between the Borrower and the Bank, (vi) Amendment No. 6 to Loan Agreement, dated as of November 19, 2014, between the Borrower and the Bank and (vii) Amendment No. 7 to Loan Agreement, dated as of January 13, 2016, between the Borrower and the Bank, and together with any other previous amendments, the “Agreement”).

B. The Bank and the Borrower desire to amend the Agreement.

AGREEMENT

1. Definitions. Capitalized terms used but not defined in this Amendment will have the meanings given to them in the Agreement.

2. Amendments. The Agreement is hereby amended as follows:

2.1 Section 8.2 is hereby amended and restated in its entirety as follows:

“Other Bank Agreements. The Borrower (or any Obligor) or any of the Borrower’s related entities or affiliates (collectively, the “Borrower Parties”) fails to meet the conditions of, or fails to perform any obligation under any other agreement the Borrower (or any Obligor) or any of the Borrower Parties has with the Bank or any affiliate of the Bank. For purposes of this Agreement, “Borrower Parties” shall not include Grupo Belo del Pacifico, S.A. de C.V., a Mexican company (“Grupo Belo”) and for purposes of this Agreement, “Obligor” shall mean any guarantor, any party pledging collateral to the Bank, and any subsidiary of the Borrower (whether or not such subsidiary is obligated in respect of this Agreement), but shall not include Grupo Belo. Notwithstanding anything to the contrary set forth herein, so long as the agreements relating to credit extended from Farm Credit West, PCA to Borrower (the “Farm Credit Agreements”) provide that a default under that certain Loan Agreement (the

“Agricola Loan Agreement”) dated as of January 28, 2016, between Bank and Agricola Don Memo, S.A. de C.V., a Mexican corporation (“Agricola”) or the promissory note executed in connection with the Agricola Loan Agreement or any demand for payment (or payment made) under any guaranty executed in connection with the Agricola Loan Agreement will not cause a default under the Farm Credit Agreements, then a default under the Agricola Loan Agreement or the promissory note executed in connection therewith shall not constitute a default under this Agreement. Nothing set forth herein negates the right, power, and authority of the Bank to declare a default under this Agreement or under any other agreement between the Bank or any affiliate of the Bank and the Borrower (or any Obligor) or any of the Borrower Parties as a result of a default under such other agreement (other than a default created solely as a result of a cross default provision with the Agricola Loan Agreement), notwithstanding the fact that the default under such other agreement may also be a default under the Agricola Loan Agreement. For the avoidance of doubt, any default under the Calavo Guaranty executed in connection with the Agricola Loan Agreement shall constitute a default under this Agreement.”

2.2 Section 8.3 is hereby amended and restated in its entirety as follows:

“Cross-default. Any default occurs under any agreement in connection with any credit in excess of Five Hundred Thousand Dollars ($500,000) the Borrower (or any Obligor) or any of the Borrower Parties has obtained from anyone else or which the Borrower (or any Obligor) or any of the Borrower Parties has guaranteed.”

3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) if the Borrower is a business entity or a trust, this Amendment is within the Borrower’s powers, has been duly authorized, and does not conflict with any of the Borrower’s organizational papers.

4. Conditions. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

4.1 Receipt of this Amendment executed by the Borrower and Renaissance Food Group, LLC, a Delaware limited liability company, as guarantor (the “Guarantor”).

4.2 Evidence that Borrower and Farm Credit West, PCA have amended all agreements relating to credit extended from Farm Credit West, PCA to Borrower (the “Farm Credit Agreements”), to provide that (a) none of the following would cause a default under the Farm Credit Agreements: (i) a default under that certain Loan

Agreement (the “Agricola Loan Agreement”) dated as of January 28, 2016, between Bank and Agricola Don Memo, S.A. de C.V., a Mexican corporation or (ii) a demand by Bank under any guaranty given by Borrower or any other party guaranteeing the obligations under the Agricola Loan Agreement or any payment by Borrower or any other party to Bank under such guarantees or (iii) a default by Grupo Belo del Pacifico, S.A. de C.V. (“Grupo”) under its guaranty to Bank under the Agricola Loan Agreement and (b) for purposes of the Farm Credit Agreements, Grupo is not an affiliate, subsidiary or related entity of Borrower and Grupo will be expressly excluded from inclusion in any of the terms and provisions of the Farm Credit Agreements including with respect to any representations, covenants or any event that could trigger a default thereunder and Grupo’s breach of any of the representations or covenants or obligations set forth in the Farm Credit Agreements applicable to Borrower or its affiliates, subsidiaries or related entities or any event affecting Grupo shall accordingly not trigger a default under the Farm Credit Agreements.

4.3 All conditions precedent to the effectiveness of Amendment No. 7 to Loan Agreement are met.

4.4 Evidence that the execution, delivery and performance by the Borrower and the Guarantor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

4.5 Payment by the Borrower of all costs, expenses and attorneys’ fees (including allocated costs for in-house legal services) incurred by the Bank in connection with this Amendment.

5. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement, including, but not limited to, the Dispute Resolution Provision, will remain in full force and effect.

6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed will be deemed an original, but all such counterparts together will constitute but one and the same instrument.

7. FINAL AGREEMENT. BY SIGNING THIS DOCUMENT EACH PARTY REPRESENTS AND AGREES THAT: (A) THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, (B) THIS DOCUMENT SUPERSEDES ANY COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS RELATING TO THE SUBJECT MATTER HEREOF, UNLESS SUCH COMMITMENT LETTER, TERM SHEET OR OTHER WRITTEN OUTLINE OF TERMS AND CONDITIONS EXPRESSLY PROVIDES TO THE CONTRARY, (C) THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES, AND (D) THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OR UNDERSTANDINGS OF THE PARTIES.

This Amendment is executed as of the date stated at the beginning of this Amendment.

Bank of America, N.A.		Calavo Growers, Inc.

By:	/s/ Janet Palatone	By:	/s/ B. John Lindeman
Name:	Janet Palatone	Name:	B. John Lindeman
Title:	Sr. Vice President	Title:	CFO

CONSENT OF GUARANTOR

The undersigned Guarantor acknowledges that the Bank has no obligation to provide it with notice of, or to obtain its consent to, that certain Amendment No. 8 to the Business Loan Agreement (the “Amendment”). The undersigned (i) nevertheless has reviewed, and consents to, the Amendment, as well as all prior amendments, and acknowledges that the Continuing and Unconditional Guaranty, dated September 30, 2011, that Guarantor executed with respect to the indebtedness of Calavo Growers, Inc. to the Bank remains fully valid, binding and enforceable against Guarantor in accordance with its respective terms, and (ii) agrees to be bound by the provisions of the Amendment.

Dated as of January 28, 2016	GUARANTOR:

RENAISSANCE FOOD GROUP, LLC,
a Delaware limited liability company

	By:	/s/ Ken Catchot
	Name:	Ken Catchot
	Title:	Manager